UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8081

Name of Fund:  MuniHoldings Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/04

Date of reporting period: 05/01/03 - 04/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniHoldings Fund, Inc.


Annual Report
April 30, 2004



MuniHoldings Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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MuniHoldings Fund, Inc.


The Benefits and Risks of Leveraging


MuniHoldings Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 4.96%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front - previously the one dim spot in an otherwise bright economic picture - helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed its peer group for the fiscal year and was effectively able to enhance yield while preserving net asset value in a volatile interest rate environment.


Describe the recent market environment relative to municipal bonds.

Amid considerable volatility, yields on long-term fixed income securities moved higher over the past 12 months as bond prices, which typically move opposite of yields, declined. Movements in bond yields were largely driven by the market's perception of and response to economic activity, Federal Reserve Board language and employment data.

Early in the period, bond yields declined (and prices rose) as the Federal Reserve Board lowered short-term interest rates in order to bolster the then-sputtering U.S. economic activity. By mid-June 2003, long-term U.S. Treasury bond yields had fallen to their recent historic low of 4.17%. As economic growth gained steam, yields rose (and prices declined) dramatically until again turning downward on continued reports of lackluster job growth. The trend reversed once more in early April 2004 when a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) for the remainder of the period.

At the end of April, long-term Treasury bond yields had risen to nearly 5.30%, an increase of more than 50 basis points (.50%) over the 12-month period. Ten-year U.S. Treasury note yields ended April at 4.30%, an increase of more than 65 basis points during the past year. Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 20 basis points over the past 12 months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 30 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 40 basis points to nearly 4%, according to Municipal Market Data.

The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. Overall, in the past 12 months, nearly $380 billion in long-term tax-exempt bonds was issued, a decline of approximately 2% versus the year prior. In more recent months, however, the pace of underwriting has quickened. More than $92 billion in long-term municipal obligations was marketed in the past three months, an increase of nearly 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended April 30, 2004, the Common Stock of MuniHoldings Fund, Inc. had net annualized yields of 7.17% and 7.72%, based on a year-end per share net asset value of $15.54 and a per share market price of $14.43, respectively, and $1.114 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.94%, based on a change in per share net asset value from $15.07 to $15.54, and assuming reinvestment of $1.108 per share ordinary income dividends.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



For the six-month period ended April 30, 2004, the total investment return on the Fund's Common Stock was +3.97%, based on a change in per share net asset value from $15.50 to $15.54, and assuming reinvestment of $.564 per share income dividends.

For the six-month period ended April 30, 2004, the Fund's Auction
Market Preferred Stock (AMPS) had an average yield of .88% for Series A and .93% for Series B.

The Fund's return, based on net asset value, significantly outperformed its comparable Lipper category of General Municipal Debt Funds (Leveraged), which had an average return of +4.96% for the 12-month period ended April 30, 2004. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance of its peer group is attributed to our focus on yield. Throughout the period, we maintained the Fund's exposure to the high-yield portion of the market - that being credit spreads. Municipal credit spreads tightened significantly over the past 12 months, helping to enhance the Fund's yield and total return.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the fiscal year?

At the beginning of the period, we increased our exposure to corporate-backed bonds in the tax-exempt market. These included utility companies, such as TXU Corporation, CenterPoint Energy, Inc., Tucson Electric Power Company, Public Service of New Mexico and Tampa Electric Company, as well as paper companies and airline credits. These purchases increased the Fund's competitive yield and positioned the portfolio to perform well in the event of narrowing credit spreads. We have since started reducing our exposure to these credits, which rallied considerably more than the broader municipal market. We believe credit spreads will narrow only modestly in the near future, and eventually will widen over the next 12-month period.

During the period, the Fund's borrowing costs remained in the ..85% - 1.25% range. These attractive funding levels, in combination with the steep municipal yield curve, continued to generate significant income to the Fund's Common Stock shareholders. The Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 33.90% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Our primary focus is on maintaining the portfolio's current yield and protecting the Fund's net asset value should interest rates rise in the future. We expect the economy to continue to gain strength during the next several quarters, pushing interest rates slightly higher. Under this scenario, credit spreads should continue to narrow, albeit at a slower pace than witnessed over the past 12 months, as corporate earnings grow.


Robert A. DiMella
Vice President and Portfolio Manager


May 21, 2004



MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Schedule of Investments                                                                                      (In Thousands)

               S&P         Moody's     Face
State          Ratings+++  Ratings+++ Amount  Municipal Bonds                                                      Value
Alabama--0.9%    BBB        NR*     $ 1,750   Camden, Alabama, IDB, Exempt Facilities Revenue Bonds
                                              (Weyerhaeuser Company), Series A, 6.125% due 12/01/2024             $   1,837

Arizona--3.1%    NR*        Baa3      2,300   Maricopa County, Arizona, IDA, Education Revenue Bonds
                                              (Arizona Charter Schools Project 1), Series A, 6.75% due
                                              7/01/2029                                                               2,297
                 BB+        Ba1       1,200   Maricopa County, Arizona, Pollution Control Corporation,
                                              PCR, Refunding (El Paso Electric Company Project), Series A,
                                              6.25% due 5/01/2037                                                     1,247
                 NR*        Caa2      3,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                              Bonds (America West Airlines Inc. Project), AMT, 6.30% due
                                              4/01/2023                                                               2,327
                 NR*        NR*         760   Show Low, Arizona, Improvement District No. 5, Special
                                              Assessment Bonds, 6.375% due 1/01/2015                                    790

California--                                  Agua Caliente Band of Cahuilla Indians, California, Casino
21.2%                                         Revenue Bonds:
                 NR*        NR*         810       4.60% due 7/01/2008                                                   806
                 NR*        NR*         875       5.60% due 7/01/2013                                                   869
                 BBB+       A3        7,000   California State Department of Water Resources, Power Supply
                                              Revenue Bonds, Series A, 5.25% due 5/01/2020                            7,155
                 BBB        Baa1      4,000   California State, GO, Refunding, 5.375% due 10/01/2027                  4,019
                 BBB-       Baa2      6,800   California State Public Works Board, Lease Revenue Bonds
                                              (Department of Corrections), Series C, 5.25% due 6/01/2028              6,659
                                              California State, Various Purpose, GO:
                 BBB        Baa1      2,000       5.25% due 11/01/2021                                                2,024
                 BBB        Aaa       2,500       5.50% due 4/01/2028                                                 2,552
                 A          A3        3,870   California Statewide Communities Development Authority, Health
                                              Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                              due 10/01/2023                                                          4,097
                                              Golden State Tobacco Securitization Corporation of California,
                                              Tobacco Settlement Revenue Bonds:
                 BBB        Baa3      1,165       Series A-3, 7.875% due 6/01/2042                                    1,237
                 BBB-       Baa2      3,000       Series B, 5.75% due 6/01/2021                                       3,090
                 BBB-       Baa2      1,670       Series B, 5.625% due 6/01/2033                                      1,666
                                              Montebello, California, Unified School District, GO (b):
                 AAA        Aaa       2,405       5.61%** due 8/01/2022                                                 916
                 AAA        Aaa       2,455       5.61%** due 8/01/2023                                                 875
                                              Sacramento County, California, Sanitation District, Financing
                                              Authority, Revenue Refunding Bonds:
                 AA         Aa3       3,950       RIB, Series 366, 10.362% due 12/01/2027 (f)                         4,436
                 AA         Aa3       1,550       Series A, 5.875% due 12/01/2027                                     1,645
                 AAA        Aaa       3,500   University of California Hospital Revenue Bonds (UCLA Medical
                                              Center), Series A, 5% due 5/15/2039 (a)                                 3,424



Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes



MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P         Moody's     Face
State          Ratings+++  Ratings+++ Amount  Municipal Bonds                                                      Value
Colorado--3.2%   NR*        NR*     $ 2,645   Elk Valley, Colorado, Public Improvement Revenue Bonds
                                              (Public Improvement Fee), Series A, 7.35% due 9/01/2031             $   2,722
                 AA         NR*       3,000   Interlocken, Colorado, GO, Refunding (Metropolitan District),
                                              Series A, 5.75% due 12/15/2019 (c)                                      3,185
                 BB+        Ba1         920   Northwest Parkway, Colorado, Public Highway Authority Revenue
                                              Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                     948

Connecticut--    NR*        NR*       2,735   Connecticut State Development Authority, IDR (AFCO Cargo
1.3%                                          BDL-LLC Project), AMT, 8% due 4/01/2030                                 2,829

Florida--3.7%    NR*        NR*         350   Bonnet Creek Resort, Florida, Community Development District,
                                              Special Assessment Revenue Bonds, 7.50% due 5/01/2034                     367
                 A-         A2        4,725   Orange County, Florida, Health Facilities Authority, Hospital
                                              Revenue Bonds (Orlando Regional Healthcare), 6% due 12/01/2028          4,944
                 NR*        NR*       1,000   Orlando, Florida, Urban Community Development District, Capital
                                              Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033     1,045
                 NR*        NR*       1,700   Preserve at Wilderness Lake, Florida, Community Development
                                              District, Capital Improvement Bonds, Series A, 5.90% due 5/01/2034      1,638

Georgia--0.8%    NR*        NR*       1,750   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                              Project), 7.90% due 12/01/2024                                          1,816

Idaho--1.4%      BB+        Ba3       3,000   Power County, Idaho, Industrial Development Corporation, Solid
                                              Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                              6.45% due 8/01/2032                                                     3,006

Illinois--3.2%   NR*        B2          815   Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                              8% due 10/01/2016                                                         847
                 CCC        Caa2      1,000   Chicago, Illinois, O'Hare International Airport, Special
                                              Facility Revenue Refunding Bonds (American Airlines Inc.
                                              Project), 8.20% due 12/01/2024                                            839
                 NR*        NR*       1,200   Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                              6.75% due 12/01/2032                                                    1,225
                 AA         Aa2       4,000   Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT,
                                              Sub-Series C-2, 5.35% due 2/01/2027                                     4,036

Indiana--2.4%    NR*        NR*       8,985   Allen County, Indiana, Redevelopment District Tax Increment
                                              Revenue Bonds (General Motors Development Area), 7%** due
                                              11/15/2013                                                              5,213

Louisiana--      B          NR*       1,610   Hodge, Louisiana, Utility Revenue Refunding Bonds (Stone
0.8%                                          Container Corporation), AMT, 7.45% due 3/01/2024                        1,626

Maryland--4.1%   NR*        NR*       1,875   Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                              (Arundel Mills Project), 7.10% due 7/01/2009 (i)                        2,265
                                              Maryland State Economic Development Corporation, Student Housing
                                              Revenue Bonds (University of Maryland College Park Project):
                 NR*        Baa3      1,760       6% due 6/01/2021                                                    1,862
                 NR*        Baa3      1,700       6.50% due 6/01/2027                                                 1,820
                 NR*        NR*       2,750   Maryland State Energy Financing Administration, Limited
                                              Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                              AMT, 7.40% due 9/01/2019                                                2,783

Massachusetts--  BB+        NR*       1,000   Massachusetts State Development Finance Agency, Revenue
0.4%                                          Refunding Bonds (Eastern Nazarene College), 5.625% due 4/01/2029          834

Michigan--2.4%   BBB        Baa2      3,505   Delta County, Michigan, Economic Development Corporation,
                                              Environmental Improvement Revenue Refunding Bonds (Mead
                                              Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                      3,647
                 A          NR*       1,400   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                              Bonds (Hurley Medical Center), Series A, 6% due 7/01/2020               1,472

Minnesota--      A-         NR*       3,500   Minneapolis, Minnesota, Community Development Agency, Supported
1.7%                                          Development Revenue Refunding Bonds, Series G-3, 5.45% due
                                              12/01/2031                                                              3,571

Mississippi--    BBB-       Ba1       7,675   Claiborne County, Mississippi, PCR, Refunding (System Energy
5.0%                                          Resources Inc. Project), 6.20% due 2/01/2026                            7,692
                 BBB-       Ba1       3,000   Mississippi Business Finance Corporation, Mississippi, PCR,
                                              Refunding (System Energy Resources Inc. Project), 5.90% due
                                              5/01/2022                                                               3,015

Missouri--1.7%   NR*        NR*       2,000   Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                              Bonds (Gravois Bluffs), 7% due 10/01/2021                               2,142
                 BBB+       Baa1      1,400   Missouri State Development Finance Board, Infrastructure
                                              Facilities Revenue Refunding Bonds (Branson), Series A, 5.50%
                                              due 12/01/2032                                                          1,406


MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P         Moody's     Face
State          Ratings+++  Ratings+++ Amount  Municipal Bonds                                                      Value
Nevada--1.4%     AAA        Aaa     $ 3,000   Clark County, Nevada, IDR (Power Company Project), AMT,
                                              Series A, 6.70% due 6/01/2022 (b)                                   $   3,075

New Jersey--                                  New Jersey EDA, Retirement Community Revenue Bonds, Series A:
8.8%             NR*        NR*       1,475       (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031           1,497
                 NR*        NR*       3,600       (Seabrook Village Inc.), 8.25% due 11/15/2030                       3,857
                                              New Jersey EDA, Special Facility Revenue Bonds (Continental
                                              Airlines Inc. Project), AMT:
                 B          Caa2      1,000       6.625% due 9/15/2012                                                  897
                 B          Caa2      2,950       6.25% due 9/15/2029                                                 2,306
                 NR*        Baa1      3,325   New Jersey Health Care Facilities Financing Authority Revenue
                                              Bonds (South Jersey Hospital), 6% due 7/01/2026                         3,435
                 NR*        Aaa       4,425   Salem County, New Jersey, Industrial Pollution Control Financing
                                              Authority, Revenue Refunding Bonds (Public Service Electric & Gas),
                                              RIB, Series 380, 11.13% due 6/01/2031 (f)(h)                            4,633
                 BBB        Baa3      2,315   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                              Bonds, 7% due 6/01/2041                                                 2,270

New Mexico--     BBB        Baa2      2,000   Farmington, New Mexico, PCR, Refunding (Public Service
1.4%                                          Company-San Juan Project), Series A, 6.30% due 12/01/2016               2,078
                 AAA        Aaa       1,000   Los Alamos County, New Mexico, Utility System Revenue Refunding
                                              Bonds, Series A, 6% due 7/01/2015 (e)                                   1,027

New York--       NR*        NR*       1,320   Dutchess County, New York, IDA, Civic Facility Revenue Refunding
25.5%                                         Bonds (Saint Francis Hospital), Series A, 7.50% due 3/01/2029           1,281
                 NR*        NR*         535   New York City, New York, City IDA, Civic Facility Revenue Bonds,
                                              Series C, 6.80% due 6/01/2028                                             548
                 BB-        Ba2       1,110   New York City, New York, City IDA, Special Facility Revenue Bonds
                                              (British Airways PLC Project), AMT, 7.625% due 12/01/2032               1,090
                 AAA        Aaa       6,000   New York City, New York, City Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Bonds, RITR, Series 11, 10.30%
                                              due 6/15/2026 (e)(f)                                                    7,035
                 AAA        Aaa      11,000   New York City, New York, GO, Refunding, Series G, 5.75% due
                                              2/01/2014 (b)                                                          11,807
                 AAA        Aaa      10,000   New York City, New York, GO, Series F, 6% due 8/01/2016 (h)            10,927
                 AA         NR*       1,875   New York State Dormitory Authority, State Personal Income Tax
                                              Revenue Bonds, Series A, 5% due 3/15/2021 (h)                           1,923
                 A+         NR*       6,100   New York State Municipal Bond Bank Agency, Special School
                                              Purpose Revenue Bonds, Series C, 5.25% due 12/01/2019                   6,323
                                              Tobacco Settlement Financing Corporation of New York Revenue
                                              Bonds:
                 AA-        A3        1,400       Series A-1, 5.50% due 6/01/2014                                     1,501
                 AA-        A3        3,150       Series A-1, 5.50% due 6/01/2018                                     3,361
                 AAA        Aaa       3,000       Series A-1, 5.25% due 6/01/2020 (a)                                 3,148
                 AA-        A3        3,500       Series C-1, 5.50% due 6/01/2017                                     3,721
                 NR*        NR*       2,080   Westchester County, New York, IDA, Continuing Care Retirement,
                                              Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                              6.50% due 1/01/2034                                                     2,057

Oklahoma--0.9%                                Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding
                                              Bonds (AMR Corporation), Series A, AMT:
                 B-         Caa2        570       5.80% due 6/01/2035                                                   558
                 B-         Caa2      1,425       5.375% due 12/01/2035                                               1,348

Oregon--1.0%     NR*        NR*       2,050   Western Generation Agency, Oregon, Cogeneration Project Revenue
                                              Bonds (Wauna Cogeneration Project), AMT, Series B, 7.40% due
                                              1/01/2016                                                               2,091

Pennsylvania--   NR*        NR*       6,000   Pennsylvania Economic Development Financing Authority, Exempt
7.5%                                          Facilities Revenue Bonds (National Gypsum Company), AMT, Series B,
                                              6.125% due 11/01/2027                                                   6,032
                 NR*        NR*         725   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                              Development, 7.75% due 12/01/2017                                         731
                 NR*        NR*       4,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                              Commercial Development (Days Inn), Series B, 6.50% due 10/01/2027       4,038
                                              Philadelphia, Pennsylvania, Authority for Industrial Development,
                                              Senior Living Revenue Bonds:
                 NR*        Baa2      1,105       (Arbor House Inc. Project), Series E, 6.10% due 7/01/2033           1,045
                 NR*        Baa2      1,245       (Saligman House Project), Series C, 6.10% due 7/01/2033             1,177
                 A-         NR*       2,900   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                              Refunding Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031       2,976

Rhode Island--                                Rhode Island State Health and Educational Building Corporation,
1.4%                                          Hospital Financing Revenue Bonds (Lifespan Obligation Group):
                 BBB        Baa2      1,500       6.375% due 8/15/2021                                                1,563
                 BBB        Baa2      1,460       6.50% due 8/15/2032                                                 1,512


MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P         Moody's     Face
State          Ratings+++  Ratings+++ Amount  Municipal Bonds                                                      Value
South            BBB+       Baa2    $ 3,020   Medical University, South Carolina, Hospital Authority,
Carolina--2.4%                                Hospital Facilities Revenue Refunding Bonds, Series A, 6.375%
                                              due 8/15/2027                                                       $   3,125
                 BBB        Baa3      2,300   Tobacco Settlement Revenue Management Authority of South
                                              Carolina, Tobacco Settlement Revenue Bonds, Series B, 6.375%
                                              due 5/15/2028                                                           2,094

Tennessee--6.5%                               Hardeman County, Tennessee, Correctional Facilities Corporation
                                              Revenue Bonds:
                 NR*        NR*         680       7% due 8/01/2004                                                      686
                 NR*        NR*       4,500       7.75% due 8/01/2017                                                 4,673
                 A-         Baa1      4,575   Shelby County, Tennessee, Health, Educational and Housing
                                              Facility Board, Hospital Revenue Refunding Bonds (Methodist
                                              Healthcare), 6.50% due 9/01/2026                                        4,931
                 NR*        Aa2       3,400   Tennessee Educational Loan Revenue Bonds (Educational Funding
                                              South Inc.), AMT, Senior Series B, 6.20% due 12/01/2021                 3,539

Texas--20.4%     BBB-       Baa3      4,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                              Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028            4,204
                 A1+        VMIG1++     100   Bell County, Texas, Health Facilities Development Corporation,
                                              Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                              Series B-2, 1.07% due 8/15/2029 (g)(h)                                    100
                                              Brazos River Authority, Texas, PCR, Refunding (TXU Energy
                                              Company LLC Project):
                 BBB        Baa2      1,300       AMT, Series C, 6.75% due 10/01/2038                                 1,374
                 BBB-       Baa2      1,000       Series B, 4.75% due 5/01/2029                                       1,038
                 BBB-       NR*       2,340   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                              Energy Inc. Project), Series B, 7.75% due 12/01/2018                    2,544
                 A          A3        3,875   Brazos River, Texas, Harbor Navigation District, Brazoria County
                                              Environmental Revenue Refunding Bonds (Dow Chemical Company
                                              Project), AMT, Series A-7, 6.625% due 5/15/2033                         4,167
                 BBB        Baa2      2,315   Gulf Coast, Texas, Waste Disposal Authority Revenue Refunding
                                              Bonds (International Paper Company), AMT, Series A, 6.10% due
                                              8/01/2024                                                               2,392
                 A1+        NR*       3,300   Harris County, Texas, Health Facilities Development Corporation,
                                              Revenue Refunding Bonds (Methodist Hospital), VRDN, 1.07% due
                                              12/01/2032 (g)                                                          3,300
                 NR*        NR*       1,800   Houston, Texas, Health Facilities Development Corporation,
                                              Retirement Facility Revenue Bonds (Buckingham Senior Living
                                              Community), Series A, 7.125% due 2/15/2034                              1,787
                 A-         A3        3,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                              Semiconductor), AMT, 6.375% due 4/01/2027                               3,213
                 BBB-       Ba2       1,485   Matagorda County, Texas, Navigation District Number 1 Revenue
                                              Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029       1,611
                 BB         Ba3       1,425   Port Corpus Christi, Texas, Individual Development Corporation,
                                              Environmental Facilities Revenue Bonds (Citgo Petroleum
                                              Corporation Project), AMT, 8.25% due 11/01/2031                         1,484
                 BBB        Baa2      5,000   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                              Project), Series A, 6.45% due 11/01/2030                                5,135
                 AAA        Aaa       7,570   Texas State Department of Housing and Community Affairs,
                                              Residential Mortgage Revenue Bonds, AMT, Series A, 5.70% due
                                              1/01/2033 (d)                                                           7,973
                 AAA        Aaa       3,280   Texas State Department of Housing and Community Affairs,
                                              Residential Mortgage Revenue Refunding Bonds, AMT, Series B,
                                              5.25% due 7/01/2022 (d)                                                 3,335

Vermont--1.1%    BBB+       NR*       2,370   Vermont Educational and Health Buildings, Financing Agency
                                              Revenue Bonds (Developmental and Mental Health), Series A,
                                              6% due 6/15/2017                                                        2,429

Virginia--8.3%   BBB+       A3        1,150   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
                                              Power Company), Series A, 5.875% due 6/01/2017                          1,226
                 AAA        Aaa       7,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                              Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                 7,816
                                              Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                 NR*        B1        5,600       First Tier, Sub-Series C, 6.25%** due 8/15/2028                       456
                 NR*        B1        5,700       First Tier, Sub-Series C, 6.25%** due 8/15/2029                       444
                 BB         NR*       4,250       Senior Series A, 5.50% due 8/15/2028                                3,502
                 BB         NR*       1,500       Senior Series B, 8.40%** due 8/15/2029                                214
                 BB         NR*         300       Senior Series B, 8.80%** due 8/15/2030                                 40
                 AAA        Aaa       4,015   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                              Sub-Series J-1, 5.20% due 7/01/2019 (h)                                 4,073


MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

               S&P         Moody's     Face
State          Ratings+++  Ratings+++ Amount  Municipal Bonds                                                      Value
Washington--     NR*        NR*     $ 1,415   Seattle, Washington, Housing Authority Revenue Bonds
0.6%                                          (Replacement Housing Project), 6.125% due 12/01/2032                $   1,366

West             B-         B2        1,000   Princeton, West Virginia, Hospital Revenue Refunding Bonds
Virginia--0.4%                                (Community Hospital Association Inc. Project), 6% due 5/01/2019           763

Wisconsin--      AAA        Aaa       2,000   Evansville, Wisconsin, Community School District, GO, Refunding,
2.2%                                          5.50% due 4/01/2020 (b)                                                 2,150
                                              Wisconsin State Health and Educational Facilities Authority
                                              Revenue Bonds:
                 NR*        NR*         825       (New Castle Place Project), Series A, 7% due 12/01/2031               832
                 BBB+       NR*       1,755       (Synergyhealth Inc.), 6% due 11/15/2032                             1,767

Wyoming--1.4%    BB+        Ba3       3,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                              (FMC Corporation Project), AMT, Series B, 6.90% due 9/01/2024           3,028

Virgin           BBB-       Baa3      4,650   Virgin Islands Government Refinery Facilities Revenue Refunding
Islands--2.3%                                 Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                 4,949

                                              Total Municipal Bonds (Cost--$313,411)--150.8%                        323,391



                                      Shares
                                       Held   Short-Term Securities
                                          9   Merrill Lynch Institutional Tax-Exempt Fund (j)                             9

                                              Total Short-Term Securities (Cost--$9)--0.0%                                9

               Total Investments (Cost--$313,420)--150.8%                                                           323,400
               Other Assets Less Liabilities--0.5%                                                                    1,073
               Preferred Stock, at Redemption Value--(51.3%)                                                      (110,000)
                                                                                                                  ---------
               Net Assets Applicable to Common Stock--100.0%                                                      $ 214,473
                                                                                                                  =========

(a)AMBAC Insured.

(b)FGIC Insured.

(c)Radian Insured.

(d)FNMA/GNMA Collateralized.

(e)FSA Insured.

(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(h)MBIA Insured.

(i)Prerefunded.

(j)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                          (3,200)          $24


*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

++Highest short-term rating by Moody's Investors Service, Inc.

+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.


MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Statement of Net Assets

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$313,410,750)                                                                  $   323,390,558
           Investments in affiliated securities, at value (identified cost--$8,893)                                   8,893
           Cash                                                                                                      47,230
           Receivables:
               Interest                                                                   $     6,457,155
               Securities sold                                                                    905,427         7,362,582
                                                                                          ---------------
           Prepaid expenses                                                                                           1,911
                                                                                                            ---------------
           Total assets                                                                                         330,811,174
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                             6,003,404
               Investment adviser                                                                 171,758
               Dividends to Common Stock shareholders                                             105,693
               Other affiliates                                                                     2,250         6,283,105
                                                                                          ---------------
           Accrued expenses                                                                                          55,348
                                                                                                            ---------------
           Total liabilities                                                                                      6,338,453
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share
           (2,200 Series A Shares and 2,200 Series B Shares of AMPS* issued
           and outstanding at $25,000 per share liquidation preference)                                         110,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   214,472,721
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (13,801,895 shares issued and
           outstanding)                                                                                     $     1,380,190
           Paid-in capital in excess of par                                                                     204,253,016
           Undistributed investment income--net                                           $     5,359,547
           Accumulated realized capital losses on investments--net                            (6,499,840)
           Unrealized appreciation on investments--net                                          9,979,808
                                                                                          ---------------
           Total accumulated earnings--net                                                                        8,839,515
                                                                                                            ---------------
           Total--Equivalent to $15.54 net asset value per share of Common Stock
           (market price--$14.43)                                                                           $   214,472,721
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Statement of Operations

For the Year Ended April 30, 2004
Investment Income

           Interest                                                                                         $    19,706,657
           Dividends from affiliates                                                                                 24,423
                                                                                                            ---------------
           Total income                                                                                          19,731,080
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,795,371
           Commission fees                                                                        279,092
           Accounting services                                                                    117,679
           Professional fees                                                                       72,331
           Transfer agent fees                                                                     51,072
           Printing and shareholder reports                                                        35,376
           Directors' fees and expenses                                                            35,302
           Listing fees                                                                            21,250
           Custodian fees                                                                          19,168
           Pricing fees                                                                            17,008
           Other                                                                                   34,360
                                                                                          ---------------
           Total expenses before reimbursement                                                  2,478,009
           Reimbursement of expenses                                                              (5,817)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     2,472,192
                                                                                                            ---------------
           Investment income--net                                                                                17,258,888
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

           Realized gain on investments--net                                                                      2,349,989
           Change in unrealized appreciation on investments--net                                                  3,059,319
                                                                                                            ---------------
           Total realized and unrealized gain on investments--net                                                 5,409,308
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                                 (973,764)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    21,694,432
                                                                                                            ===============

See Notes to Financial Statements.


MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Statements of Changes in Net Assets

                                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $    17,258,888   $    17,213,749
           Realized gain on investments--net                                                    2,349,989         2,818,349
           Change in unrealized appreciation on investments--net                                3,059,319         2,755,933
           Dividends to Preferred Stock shareholders                                            (973,764)       (1,358,346)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                21,694,432        21,429,685
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                            (15,287,032)      (13,560,708)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                      (15,287,032)      (13,560,708)
                                                                                          ---------------   ---------------

Capital Stock Transactions

           Value of shares issued to Common Stock shareholders in reinvestment of
           dividends                                                                              105,221                --
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                              6,512,621         7,868,977
           Beginning of year                                                                  207,960,100       200,091,123
                                                                                          ---------------   ---------------
           End of year*                                                                   $   214,472,721   $   207,960,100
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     5,359,547   $     4,384,130
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002      2001+++++     2000+++++
Per Share Operating Performance

           Net asset value, beginning of year                $    15.07   $    14.50   $    13.76   $    13.16   $    16.05
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                1.25++       1.25++         1.17         1.10         1.18
           Realized and unrealized gain (loss) on
           investments--net                                         .40          .40          .66          .65       (2.66)
           Dividends and distributions to Preferred
           Stock shareholders:
               Investment income--net                             (.07)        (.10)        (.16)        (.32)        (.26)
               In excess of realized gain on
               investments--net                                      --           --           --           --        (.04)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.58         1.55         1.67         1.43       (1.78)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Stock shareholders from investment income--net:
               Investment income--net                            (1.11)        (.98)        (.93)        (.83)        (.94)
               In excess of realized gain on
               investments--net                                      --           --           --           --        (.17)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Stock shareholders                                    (1.11)        (.98)        (.93)        (.83)       (1.11)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.54   $    15.07   $    14.50   $    13.76   $    13.16
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of year               $    14.43   $    14.43   $    13.38   $    13.18   $  12.5625
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on market price per share                        7.58%       15.75%        8.51%       12.09%     (10.47%)
                                                             ==========   ==========   ==========   ==========   ==========
           Based on net asset value per share                    10.94%       11.54%       12.64%       11.71%     (10.89%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement**                 1.14%        1.18%        1.21%        1.27%        1.16%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses**                                       1.15%        1.18%        1.21%        1.27%        1.16%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net**                         7.98%        8.40%        8.03%        8.08%        8.34%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                            .45%         .66%        1.08%        2.32%        1.83%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                           7.53%        7.74%        6.95%        5.76%        6.51%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

           Total expenses, net of reimbursement                    .76%         .77%         .78%         .80%         .74%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                          .76%         .77%         .78%         .80%         .74%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                           5.28%        5.47%        5.17%        5.10%        5.35%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Financial Highlights (concluded)

The following per share data and ratios have been derived                     For the Year Ended April 30,
from information provided in the financial statements.           2004        2003         2002      2001+++++     2000+++++
Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders               .88%        1.23%        1.96%        3.97%        3.27%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets applicable to Common Stock,
           end of year (in thousands)                        $  214,473   $  207,960   $  200,091   $  189,787   $  181,324
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of year
           (in thousands)                                    $  110,000   $  110,000   $  110,000   $  110,000   $  110,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    42.89%       50.68%       62.94%       91.25%      137.69%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    2,950   $    2,891   $    2,819   $    2,725   $    2,648
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                  $      220   $      315   $      492   $    1,016   $      820
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      223   $      302   $      490   $      968   $      813
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

**Do not reflect the effect of dividends to Preferred Stock shareholders.

++Based on average shares outstanding.

+++++Certain prior year amounts have been reclassified to conform to current period presentation.

See Notes to Financial Statements.


MUNIHOLDINGS FUND, INC., APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $22,676 has been reclassified between undistributed net investment income and accumulated net realized capital losses on investments as a result of permanent differences attributable to amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended April 30, 2004, FAM reimbursed the Fund in the amount of $5,817.

For the year ended April 30, 2004, the Fund reimbursed FAM $6,487 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2004 were $135,045,885 and $133,998,959, respectively.

Net realized gains for the year ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:


                                        Realized         Unrealized
                                           Gains       Appreciation

Long-term investments              $   2,349,989      $   9,979,808
                                   -------------      -------------
Total                              $   2,349,989      $   9,979,808
                                   =============      =============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $10,171,088, of which $13,960,869 related to appreciated securities and $3,789,781 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $313,228,363.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended April 30, 2004 increased by 6,668 as a result of dividend reinvestment and for the year ended April 30, 2003 remained constant.

Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, .97% and Series B, 1.00%.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from.25% to .375%, calculated on the proceeds of each auction. For the year ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $145,785 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.096000 per share on May 27, 2004 to shareholders of record on May 14, 2004.

The tax character of distributions paid during the fiscal years ended April 30, 2004 and April 30, 2003 was as follows:


                                       4/30/2004          4/30/2003

Distributions paid from:
   Tax-exempt income               $  16,260,796      $  14,919,054
                                   -------------      -------------
Total distributions                $  16,260,796      $  14,919,054
                                   =============      =============


As of April 30, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                  $   5,168,268
Undistributed long-term capital gains--net                       --
                                                      -------------
Total undistributed earnings--net                         5,168,268
Capital loss carryforward                              (6,374,791)*
Unrealized gains--net                                  10,046,038**
                                                      -------------
Total accumulated earnings--net                       $   8,839,515
                                                      =============

*On April 30, 2004, the Fund had a net capital loss carryforward of $6,374,791, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniHoldings Fund, Inc.:

We have audited the accompanying statement of net assets of MuniHoldings Fund, Inc., including the schedule of investments, as of April 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund, Inc. at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
MetroPark, New Jersey
June 9, 2004



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniHoldings Fund, Inc. during its taxable year ended April 30, 2004 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of April 30, 2004 were as follows:


                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    23.1%
AA/Aa                                       8.5
A/A                                        13.6
BBB/Baa                                    27.2
BB/Ba                                       4.8
B/B                                         2.9
CCC/Caa                                     1.0
NR (Not Rated)                             17.9
Other*                                      1.0

*Temporary investments in short-term variable rate municipal securities.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President of Merrill Lynch Investment         122 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            161 Portfolios
Princeton,             Director     and       Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                       1987 to   since 1999; Chairman (Americas Region)
Age: 63                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes       Director     1997 to   Professor Emeritus of Finance, School of      49 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute, Washington, D.C.
                                              from 1995 to 1999.


Cynthia A. Montgomery  Director     1997 to   Professor of Harvard Business School since    49 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor of J.L. Kellogg     49 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 51                                       Professor of the Graduate School of Business
                                              Administration, University of Michigan from
                                              1979 to 1985.


Kevin A. Ryan          Director     1997 to   Founder and Director of the Boston            49 Funds       None
P.O. Box 9095                       present   University Center for the Advancement         49 Portfolios
Princeton,                                    of Ethics and Character from 1989 to
NJ 08543-9095                                 1999 and Director Emeritus thereof
Age: 71                                       since 1999; Professor of Education of
                                              Boston University from 1982 to 1999 and
                                              Professor Emeritus thereof since 1999;
                                              formerly on the faculties of The
                                              University of Chicago, Stanford
                                              University and Ohio State University.


Roscoe S. Suddarth     Director     2000 to   President of Middle East Institute from       49 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer of      49 Portfolios
Princeton,                                    United States Foreign Service from 1961 to
NJ 08543-9095                                 1995 and Career Minister thereof from 1989
Age: 68                                       to 1995; Deputy Inspector General of U.S.
                                              Department of State from 1991 to 1994;
                                              U.S. Ambassador to the Hashemite Kingdom
                                              of Jordan from 1987 to 1990.


Richard R. West        Director     1997 to   Dean of New York University, Leonard N.       49 Funds       Bowne & Co.,
P.O. Box 9095                       present   Stern School of Business Administration       49 Portfolios  Inc.; Vornado
Princeton,                                    from 1984 to 1993, Professor of Finance                      Operating
NJ 08543-9095                                 thereof since 1984 and currently Dean                        Company;
Age: 66                                       Emeritus.                                                    Vornado Realty
                                                                                                           Trust and
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     2000 to   Self-employed financial consultant since      49 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of the         49 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MUNIHOLDINGS FUND, INC., APRIL 30, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1997 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
P.O. Box 9011          Vice         present   of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 53


John M. Loffredo       Senior       2002 to   Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
P.O. Box 9011          Vice         present   of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 40


Robert A. DiMella      Vice         1997 to   Director (Tax-Exempt Fund Management) of MLIM since 2002; Vice President of
P.O. Box 9011          President    present   MLIM from 1996 to 2001.
Princeton,
NJ 08543-9011
Age: 37


Phillip S. Gillespie   Secretary    2000 to   First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                       present   to 2001; Vice President from 1999 to 2000; Attorney associated with MLIM
Princeton,                                    since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street-7 West
New York, NY 10286



NYSE Symbol
MHD


Charles C. Reilly, Director of MuniHoldings Fund Inc., has recently retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIHOLDINGS FUND, INC., APRIL 30, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and
(3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending April 30, 2004 - $31,500
                         Fiscal Year Ending April 30, 2003 - $30,550

(b) Audit-Related Fees - Fiscal Year Ending April 30, 2004 - $3,000
                         Fiscal Year Ending April 30, 2003 - $3,000

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -           Fiscal Year Ending April 30, 2004 - $5,200
                         Fiscal Year Ending April 30, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending April 30, 2004 - $0
                         Fiscal Year Ending April 30, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending April 30, 2004 - $8,200
    Fiscal Year Ending April 30, 2003 - $108,000

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Ronald W. Forbes
Cynthia A. Montgomery
Charles C. Reilly (retired as of December 31, 2003)
Kevin A. Ryan
Roscoe S. Suddarth
Richard R. West
Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee").
The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Fund, Inc.


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Fund, Inc.


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund, Inc.


Date: June 18, 2004